EXHIBIT 99
                                GSE SYSTEMS, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                           To be held on May 28, 2003

     The undersigned hereby constitutes and appoints Jeffery G. Hough and/or Richard J. Luebke, as attorneys and proxies with full power of substitution, to attend and vote all of the shares which the undersigned is entitled to vote at the annual meeting of stockholders of GSE Systems, Inc. (the "Company") to be held at the Company's headquarters at 9189 Red Branch Road, Columbia, Maryland 21045 at 10:30 a.m. local time, on May 28, 2003 and at any and all adjournments or postponements of the meeting, with the same force and effect as if the undersigned were personally present and the undersigned hereby instructs said attorneys and proxies to vote as follows with respect to the matters described in the accompanying proxy statement:

1. To elect three persons to serve as Class II Directors on the Company's board of directors, for a term of three years or until their successors have been elected and qualified. The following three persons have been nominated to serve as directors: Scott N. Greenberg, Joseph W. Lewis and John A. Moore, Jr.

|_| FOR all nominees listed above   |_|  WITHHOLD  AUTHORITY  to  vote  for  all
                                          nominees listed above

_______________________________________________________________________________
INSTRUCTIONS: To withhold authority to vote for any one or more individual nominees, line through or otherwise strike out the name of any nominee.

2. To ratify the appointment of KPMG LLP as the Company's independent public accountants for the current fiscal year.
|_| FOR                     |_| AGAINST                          |_| ABSTAIN

To transact such other business as may properly come before the annual meeting or at any adjournments or postponements thereof.

                          (Please sign on reverse side)

                           (continued from other side)
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY, WHICH RECOMMENDS A VOTE FOR THE DIRECTOR NOMINEES LISTED IN ITEM 1 AND FOR ITEM
2. AS TO ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING, SAID PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

This proxy will be voted in the manner directed herein. If no direction is given, the proxy will be voted FOR the election of all director nominees listed in Item 1 and FOR Item 2. The undersigned acknowledges receipt of the accompanying notice of annual meeting and proxy statement.

o Please indicate by check mark if you plan to attend the annual meeting of stockholders.


                            DATED:_____________________________,2003


                                 ______________________________
                                    (Signature)


                                 ______________________________
                                    (Signature)


               NOTE: Please sign exactly as your name or names appear on this card. Joint owners should each sign personally. When signing as attorney, executor, administrator, personal representative, trustee or guardian, please give full titles as such. (Please sign, date and return this proxy in the enclosed envelope.)